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                                                                    EXHIBIT 99.3

                                VOTING AGREEMENT

         VOTING AGREEMENT, dated as of November 30, 2003 (this "Agreement"), between CHELSEY DIRECT, LLC, a Delaware limited liability company ("Chelsey"), Stuart Feldman, an individual ("Feldman"), REGAN PARTNERS, L.P., a New Jersey limited partnership ("Regan Partners"), REGAN INTERNATIONAL FUND LIMITED, a corporation organized under the laws of the British Virgin Islands (the "Fund"), and Basil P. Regan, an individual ("Regan").

                                R E C I T A L S:

                  A. On the date hereof, Chelsey and Hanover Direct, Inc., a Delaware corporation (the "Company"), entered into a binding agreement (the "Recapitalization Agreement"), pursuant to which, among other things, the Company shall issue to Chelsey (i) 564,819 shares of Series C Cumulative Participating Preferred Stock, par value $.01 per share, of the Company (the "Series C Preferred Stock"), and (ii) 81,857,833 shares of common stock, par value $.66-2/3 per share, of the Company ("Common Stock"). Upon the closing of the transactions contemplated in the Recapitalization Agreement, the Series C Preferred Stock issued to Chelsey shall consist of all of the issued and outstanding shares of Series C Preferred Stock, and the shares of Common Stock held by Chelsey will represent 50.5% of the issued and outstanding shares of Common Stock. The number and percentage of shares of stock owned by Chelsey upon consummation of the Recapitalization as set forth in this recital are subject to adjustment as set forth in the Recapitalization Agreement.

                  B. As of the date hereof, Chelsey is the record owner of 29,446,888 shares of Common Stock and 1,622,111 shares of Series B Cumulative Participating Preferred Stock, par value $.01 per share, of the Company (the "Series B Preferred Stock"), consisting of all of the issued and outstanding shares of Series B Preferred Stock, and representing as of the date hereof 21.3% of the issued and outstanding shares of Common Stock.

                  C. Upon the closing of the transactions contemplated in the Recapitalization Agreement (the "Closing"), Chelsey shall transfer the Series B Preferred Stock to the Company in exchange for the Series C Preferred Stock and Common Stock set forth in recital A.

                  D. Feldman is an affiliate of Chelsey, and as of the date hereof is the record owner of 160,900 shares of Common Stock, representing [.1%] of the issued and outstanding shares of Common Stock.

                  E. Regan is the general partner of Regan Partners, and the principal of Regan Fund Management Ltd., and is as of the date hereof the beneficial owner of approximately 38,838,350



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shares of Common Stock, representing in the aggregate 28% of the issued and outstanding shares of Common Stock.

                  F. As a condition precedent to the execution and delivery of the Recapitalization Agreement, the parties hereto have agreed to enter into this Agreement in order to provide each other with certain assurances that the parties hereto will vote all of the shares of capital stock or other equity securities of the Company beneficially owned, or owned of record, by them, or over which they have voting control, to effectuate the transactions contemplated by, or otherwise referenced in, the Recapitalization Agreement.

                               A G R E E M E N T:

         In consideration of $10.00 and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

                  1. Voting Agreement. Each of the parties hereto agrees to vote all shares of Common Stock, Series B Preferred Stock, Series C Preferred Stock or any shares of capital stock or other equity securities of the Company held by such party (or its affiliates) at all annual or special meetings, or to take all actions by written consent in lieu of such a meeting, in favor of:

                           (a)      the consummation of the transactions
contemplated by the Recapitalization Agreement, if such vote is required or submitted to the stockholders of the Company for consideration;

                           (b)      the adoption and approval of an amendment to
the Certificate of Incorporation of the Company, which would (i) reduce the par value of the Company's Common Stock from $.66-2/3 per share to $.01 per share;
(ii) effectuate a reverse stock split of the Common Stock in a ratio of 10 to 1; and (iii) increase the number of authorized shares of the Company's blank check preferred stock by ten million (10,000,000) shares;

                           (c)      the Company maintaining a nine (9) member
board of directors; and

                           (d)      the election as members of the board of
directors of the Company (the "Board") of those individuals nominated in the proxy statement for each annual or special meeting of the stockholders of the Company at which directors shall be elected, and which shall be designated by Chelsey and Regan Partners, so that five (5) members of the Board will be designated by Chelsey (four (4) members of the Board during such time as the number of directors on the Board is fixed at eight (8) as set forth in the Recapitalization Agreement) and one (1) member of the Board will be designated by Regan Partners (the "Regan Designee"), at all times for a period of two (2) years following the Closing. It is understood and agreed that for a period of two (2) years after the Closing, so long as the Board consists of a majority of members designated by Chelsey, Chelsey will not seek to nominate or propose for nomination or elect any individuals to serve as a member of the Board if the effect thereof would be to cause

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individuals affiliated or associated with Chelsey (excluding any individuals appointed to the Board solely by the holders of the Series C Preferred Stock pursuant to the terms thereof) to constitute more than five (5) directors of the Board, except that the foregoing limitation shall not apply and Chelsey may nominate or propose for nomination or elect any individuals to serve as members of the Board upon the redemption in full of the Series C Preferred Stock.

In addition, each party hereto agrees to vote the shares of Common Stock, Series B Preferred Stock, Series C Preferred Stock or any shares of capital stock or other equity securities of the Company over which such party has voting control, upon any matter arising under this Agreement submitted to a vote of stockholders of the Company in a manner so as to implement the terms of this Agreement.

                  2. Right of First Offer. For so long as there is a Regan Designee on the Board, each of Regan Partners, the Fund and Regan (collectively, for purposes of this Section 2, the "Regan Group") hereby covenants and agrees to provide Chelsey with no less than twenty-four (24) hours notice prior to any sale, transfer or other disposition (each a "Transfer") (or the execution of any agreement with respect to a Transfer), of any shares of capital stock of the Company (the "Stock") held by the Regan Group in the aggregate (the "First Offer Notice"). Such notice shall include the terms of such sale, transfer or other disposition, including the proposed purchase price. Chelsey will have a non-assignable right, for a period of 24 hours commencing on the effective date of the First Offer Notice, to purchase such shares of Stock (the "Right of First Offer") prior to the consummation of the Transfer of such Stock to a third party on terms no less favorable to the Regan Group than otherwise available to it from such third party. If Chelsey fails to deliver a binding written agreement to the applicable member of the Regan Group within such 24-hour period obligating Chelsey to purchase such shares and to deliver payment therefore within one business day thereafter (the "Acceptance Agreement"), the Regan Group may thereafter sell the offered shares of Stock at a price no lower and on terms no more favorable to the purchaser than such price and terms contained in the First Offer Notice. If the Regan Group has not sold such shares within thirty
(30) days of Chelsey declining to purchase such shares of Stock (or failing to timely deliver an Acceptance Agreement), any Transfer of Stock by the Regan Group shall again be subject to a Right of First Offer to Chelsey. The Right of First Offer granted hereunder shall apply to all Transfers by any member or members of the Regan Group, other than any fund balancing transactions entered into among members of the Regan Group, or any of their respective affiliates.

                  3. No Voting Trusts. Each of the parties hereto agrees that it will not, nor will it permit any affiliate to, deposit any shares of Common Stock, Series B Preferred Stock, Series C Preferred Stock or any shares of capital stock or other equity securities of the Company held by such party (or its affiliates) in a voting trust or subject any of such shares to any arrangement with respect to the voting of such shares which voting trust or arrangement is inconsistent with the terms of this Agreement.

                  4. Limitation on Sales. Each of the parties hereto agrees not to sell, assign, transfer, donate, give, or otherwise dispose of to any of its affiliates (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) (collectively, a "Transfer") any shares of Common Stock, Series B Preferred Stock, Series C Preferred Stock or any shares of capital stock or other equity securities of the Company held by such party (or its affiliates), unless the proposed

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transferee, donee or pledgee, as the case may be, agrees in writing to be bound by the terms of this Agreement, and any pledge or other encumbrance of such shares shall at all times include a retention of the voting rights with respect thereto.

                  5. Specific Performance. The parties hereto stipulate that the remedies at law available to the parties in the event of any default or threatened default in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate, and that, to the extent permitted by applicable law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  6. Termination. This Agreement shall terminate upon the earlier of (a) a Transfer by Regan Partners, the Fund and/or Regan of shares of Common Stock representing in excess of 25% of the outstanding shares of Common Stock owned in the aggregate by Regan Partners, the Fund and/or Regan as of November 10, 2003 (9,705,588 shares of Common Stock) (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) excluding the transfer of shares in any fund balancing transaction described in the last sentence of Section 2 hereof, or (b) the second anniversary of the Closing, or (c) a written agreement signed by all of the parties hereto.

                  7. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile) and shall be given:

                         In the case of Regan Partners, the Fund and Regan:

                         Regan Partners, L.P.
                         32 East 57th Street, 20th Floor
                         New York, New York  10022
                         Facsimile No.: (212) 317-1648

                         with a copy to:

                         Seward & Kissel LLP
                         One Battery Park Plaza
                         New York, New York  10004
                         Attention:  Gary J. Wolfe, Esq.
                         Facsimile No.: (212) 480-8421

                         In the case of Chelsey and Feldman:

                         Chelsey Direct, LLC
                         712 Fifth Avenue, 45th Floor
                         New York, New York  10019
                         Attention:  Stuart Feldman
                         Facsimile No.: (212) 765-3112

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                         with a copy to:

                         Swidler Berlin Shereff Friedman, LLP
                         The Chrysler Building
                         405 Lexington Avenue
                         New York, New York  10174
                         Attention:  Martin Nussbaum, Esq.
                         Facsimile No.: (212) 891-9598

or such other address or facsimile number as such party (or transferee) may hereafter specify for such purpose by notice to the other parties in the manner specified herein. Each such notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and the appropriate facsimile confirmation is received or (b) if given by mail, at the earliest of its receipt or five days after the same has been deposited in a regularly maintained receptacle for the deposit of U.S. mail, addressed and postage paid as aforesaid or (c) if given by any other means, when delivered at the address specified in this Section.

                  8. No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder or seeking any remedy with respect to a breach hereof shall operate as a waiver thereof or of any other right, power or privilege nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective, heirs, executors, administrators, successors and assigns.

                  10. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to principles of conflicts of law (other than Section 5-1401 of the General Obligations Law of the State of New York).

                  11. Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the Southern District of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7 shall be deemed effective service of process on such party.

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                  12.      Waiver of Jury Trial. EACH OF THE PARTIES HERETO
HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  13. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument provided no party shall be bound unless and until the parties hereto have each signed a counterpart hereof. Facsimile transmissions of any executed original documents and/or retransmission of any executed facsimile transmission shall be deemed to be the same as the delivery of an executed original. At the written request of any party hereto, the other parties hereto shall confirm facsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.

                  14. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the transactions contemplated herein. No provision of this Agreement or any other agreement contemplated hereby is intended to confer on any person or entity other than the parties hereto any rights or remedies.

                  15. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

                  16. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable (a "Determination"), the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a Determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

                  17. Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the parties hereto.

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         IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                          CHELSEY DIRECT, LLC

                                          By: /s/ William B. Wachtel
                                              ----------------------------------
                                              Name: William B. Wachtel
                                              Title:

                                          /s/ Stuart Feldman
                                          --------------------------------------
                                          Stuart Feldman

                                          REGAN PARTNERS, L.P.

                                          By: /s/ Basil P. Regan
                                              ----------------------------------
                                              Name: Basil P. Regan
                                              Title: General Partner

                                          REGAN INTERNATIONAL FUND LIMITED

                                          By: Regan Fund Management Ltd.

                                          By: /s/ Basil P. Regan
                                              ---------------------------------
                                              Name: Basil P. Regan
                                              Title: President

                                          /s/ Basil P. Regan
                                          -------------------------------------
                                          Basil P. Regan